Exhibit 99.2

SUPPLEMENTAL FINANCIAL DATA Q2 2021

2 Disclaimer This presentation contains statements that constitute “forward-looking statements,” as such term is defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and such statements are intended to be covered by the safe harbor provided by the same. These statements are based on management’s current expectations and beliefs and are subject to a number of trends and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements; Ready Capital Corporation (the “Company”) can give no assurance that its expectations will be attained. Factors that could cause actual results to differ materially from the Company’s expectations include those set forth in the Risk Factors section of the most recent Annual Report on Form 10-K filed with the SEC and other reports filed by the Company with the SEC, copies of which are available on the SEC’s website, www.sec.gov. The Company undertakes no obligation to update these statements for revisions or changes after the date of this release, except as required by law. This presentation includes certain non-GAAP financial measures, including Distributable earnings. These non-GAAP financial measures should be considered only as supplemental to, and not as superior to, financial measures in accordance with GAAP. Please refer to the Appendix for the most recent GAAP information. This presentation also contains market statistics and industry data which are subject to uncertainty and are not necessarily reflective of market conditions. These have been derived from third party sources and have not been independently verified by the Company or its affiliates. All material presented is compiled from sources believed to be reliable and current, but accuracy cannot be guaranteed. All data is as of June 30, 2021, unless otherwise noted.

3 Second Quarter 2021 Results .. Net income of $30.9 million1, or $0.38 per common share .. Distributable earnings of $41.4 million1, or $0.52 per common share .. Declared dividend of $0.42 per common share Earnings / Dividends .. Return on Equity2 of 10.0% .. Distributable Return on Equity3 of 13.8% .. Dividend Yield4 of 10.6% Returns .. CRE originations and acquisitions of $1.1 billion .. SBA loan originations of $145.7 million .. Residential mortgage loan originations of $1.1 billion Loan Originations5 / Acquisitions .. Adjusted net book value6 of $14.87 per common share .. Recourse leverage ratio of 1.8x consisting of 1.1x of warehouse credit facilities and borrowings under repurchase agreements, 0.5x of corporate debt and 0.2x of agency secured borrowings Balance Sheet 1. Before dividends on preferred securities and inclusive of non-controlling interest 2. Return on Equity is an annualized percentage equal to quarterly net income over the average monthly total stockholders’ equity for the period 3. Distributable Return on Equity is an annualized percentage equal to Distributable earnings over the average monthly total stockholders’ equity for the period. Refer to the “Distributable Earnings Reconciliation” slide for a reconciliation of GAAP Net Income to Distributable Earnings 4. Q2 Dividend yield for the period based on the 06/30/2021 closing share price of $15.87 5. Represents fully committed amounts 6. Excludes the equity component of our 2017 convertible note issuance

4 Second Quarter 2021 Results (continued) .. Total liquidity of $428(1) million including cash, anticipated warehouse advances, principal and interest receivable from servicers and anticipated proceeds from available-for-sale assets. Current Liquidity .. Closed $232 million acquired SBC loan securitization at a 79.8% advance rate and a weighted average cost of 1.6% .. Closed a $500 million warehouse facility for SBC loans at 1mL plus spread by product (2%-2.35%) .. Issued new Series E Cumulative Redeemable 6.50% Preferred Stock securities to redeem Series B 8.625% and Series D 7.625% Cumulative Preferred Stock Capital Markets .. Originated over 70,000 loans in round 2 totaling $2.2 billion through June 30th Paycheck Protection Program – Round 2 .. Liquidated $1.8 billion of the agency RMBS portfolio to date, generating over $200 million of capital for reinvestment to core strategies ANH Transaction 1. Liquidity balance as of August 2, 2021

Return on Equity

READY CAPITAL.

Segment	Levered Yield [1]	Distributable Levered Yield [1]	Equity Allocation
Loan Acquisitions	11.9 %	11.9 %	29.3 %
SBC Originations	14.0 %	14.0 %	60.0 %
Small Business Lending	99.2 %	99.2 %	5.6 %
Residential Mortgage Banking [3]	17.1 %	41.9 %	5.0 %

	GAAP ROE [2]		Distributable ROE [2]	
	Q2'21	Q1'21	Q2'21	Q1'21
Segment ROE	18.4 %	24.3 %	19.6 %	19.1 %
Corporate leverage, net of non-earning assets	2.6	1.9	3.1	0.3
Gross return on equity	**21.0 %**	**26.2 %**	**22.7 %**	**19.4 %**
Realized & unrealized gains, net	2.4	2.7	2.4	2.7
Loan loss recovery (provision)	(2.0)	-	(0.5)	-
PPP revenue, net of direct expenses	4.8	1.6	4.8	1.6
Non-recurring gains, losses and expenses	(0.9)	(2.7)	-	-
Operating expenses	(10.6)	(9.8)	(10.3)	(9.4)
Investment advisory fees	(1.0)	(1.2)	(1.0)	(1.2)
Benefit (Provision) for income taxes	(2.5)	(3.9)	(3.1)	(2.1)
Dividends on preferred stock	(1.2)	(0.1)	(1.2)	(0.1)
Return on equity	**10.0 %**	**12.8 %**	**13.8 %**	**10.9 %**

1. Levered yield includes interest income, accretion of discount, MSR creation, income from unconsolidated joint ventures, realized gains (losses) on loans held for sale, unrealized gains (losses) on loans held for sale and servicing income net of interest expense and amortization of deferred financing costs on an annualized basis.
2. GAAP ROE is based on GAAP Net Income, while Distributable ROE is based on Distributable Earnings, which adjusts GAAP Net Income for certain items detailed on the "Distributable Earnings Reconciliation" slide.
3. ROE based on net income before tax of the Residential Mortgage Banking business line divided by the business line's average monthly equity.

5

6 SBC Investment by Product Type $20.8 $82.9 $65.0 $50.2 $145.7 $17.0 $6.0 $53.6 $157.9 $105.6 $132.1 $164.4 $240.5 $16.9 $243.2 $652.8 $807.2 $15.8 $140.2 $0 $100 $200 $300 $400 $500 $600 $700 $800 Q2'20 Q3'20 Q4'20 Q1'21 Q2'21 SBA Fixed Rate Freddie Mac Transitional Acquired 1. Origination volumes are based on fully committed amounts HISTORICAL GROWTH1

7 SBC Originations • Freddie Mac loan originations of $240.5 million driven by continued low rates averaging 3.6% o Current money up pipeline of $109.9 million, including $56.3 million funded in July • CRE originations of $860.83 million closed in the quarter o Current money up pipeline of $524.5 million, including $111.2 million funded in July 1. $ in millions, as of quarter end. 2. Represents fixed rate loans that have been securitized. 3. Represents fully committed amounts. 4. Calculated on unpaid principal balance 5. Includes interest income, accretion of discount, and servicing income net of interest expense and amortization of deferred financing costs. 6. Includes realized and unrealized gains (losses) on loans held for sale and MSR creation. CURRENT QUARTER HIGHLIGHTS GROSS LEVERED YIELD 12.8% 11.5% 12.0% 11.2% 11.1% 3.9% 2.5% 2.5% 2.9% 2.9% 0% 5% 10% 15% 20% Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 Gross Levered Yield (ex. Gains) Gains on Loans, held for sale SEGMENT SNAPSHOT 5 6 Portfolio Metrics (Balance Sheet) Number of loans 568 552 561 564 617 Unpaid Principal Balance (1) $ 2,479 $ 2,338 $ 2,463 $ 2,968 $ 3,744 Carrying Value (1) $ 2,478 $ 2,308 $ 2,460 $ 2,975 $ 3,702 Weighted Average LTV 64% 62% 64% 66% 70% Weighted Average Coupon 5.5% 5.6% 5.4% 5.3% 5.0% Weighted Average Maturity 4 years 4 years 4 years 4 years 3 years Weighted Average Principal Balance (1) $ 4.4 $ 4.2 $ 4.4 $ 5.3 $ 6.1 Percentage of loans fixed / floating 48% / 52% 48% / 52% 45% / 55% 36% / 64% 31% / 69% Percentage of fixed, match funded (2) 80.9% 83.0% 81.2% 79.7% 76.7% Percentage of loans 60+ days delinquent (4) 2.9% 3.4% 3.0% 3.0% 2.8% Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021

8 Small Business Lending • SBA 7(a) loans originations of $145.7 million o Current money up pipeline of $223.8 million, including $28.7 million funded in July • SBA net sales premiums peaking at 16.3% and averaging 13.2%, net 1. $ in millions, as of quarter end. 2. Calculated on unpaid principal balance and excludes assets offset by guaranteed loan financing liabilities 3. Includes interest income, accretion of discount, and servicing income net of interest expense and amortization of deferred financing costs. 4. Includes realized and unrealized gains (losses) on loans held for sale and MSR creation. CURRENT QUARTER HIGHLIGHTS GROSS LEVERED YIELD 26.9% 21.4% 28.4% 37.0% 18.6% 12.8% 37.6% 34.6% 50.4% 80.6% 0% 20% 40% 60% 80% 100% Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 Gross Levered Yield (ex. Gains) Gains on Loans, held for sale SEGMENT SNAPSHOT 3 4 Portfolio Metrics (Balance Sheet) Number of loans 1,804 1,836 1,771 1,760 1,808 Unpaid Principal Balance (1) $ 678 $ 701 $ 659 $ 645 $ 648 Carrying Value (1) $ 641 $ 668 $ 624 $ 612 $ 613 Weighted Average LTV 83% 85% 82% 84% 81% Weighted Average Coupon 5.2% 5.5% 5.5% 5.5% 5.5% Weighted Average Maturity 17 years 16 years 16 years 16 years 17 years Weighted Average Principal Balance (1) $ 0.4 $ 0.4 $ 0.4 $ 0.4 $ 0.4 Percentage of loans fixed / floating 0.3% / 99.7% 0.7% / 99.3% 0.7% / 99.3% 0.7% / 99.3% 0.6% / 99.4% Percentage of loans 60+ days delinquent (2) 5.4% 4.2% 2.7% 1.2% 1.4% Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021

9 Loan Acquisitions • Current acquisition pipeline of $1.3 billion with $193 million in closing • Future liquidation of ANH non-agency MBS and residential loans to be managed in coordination with investment pipeline 1. Excludes joint venture investments. 2. $ in millions, as of quarter end. 3. Represents fixed rate loans that have been securitized. 4. Calculated on unpaid principal balance 5. Includes interest income, accretion of discount, and servicing income net of interest expense and amortization of deferred financing costs. 6. Includes realized and unrealized gains (losses) on loans held for sale and MSR creation. CURRENT QUARTER HIGHLIGHTS GROSS LEVERED YIELD 13.6% 10.3% 10.4% 8.8% 9.2% 1.0% 3.4% 5.2% -1.2% 2.7% -5% 0% 5% 10% 15% 20% Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 Income on joint venture investments and Gains on loans, held for sale Gross Levered Yield (ex. Income on joint venture investments and Gains on loans, held for sale) 5 6 SEGMENT SNAPSHOT Portfolio Metrics(1) (Balance Sheet) Number of loans 2,126 2,065 2,082 2,181 2,079 Unpaid Principal Balance (2) $ 1,010 $ 1,003 $ 1,054 $ 1,093 $ 1,038 Carrying Value (2) $ 1,002 $ 985 $ 1,047 $ 1,090 $ 1,031 Weighted Average LTV 38% 37% 37% 38% 41% Weighted Average Coupon 6.0% 6.0% 5.9% 5.7% 5.7% Weighted Average Maturity 9 years 8 years 8 years 10 years 9 years Weighted Average Principal Balance (2) $ 0.5 $ 0.5 $ 0.5 $ 0.5 $ 0.5 Percentage of loans fixed / floating 49% / 51% 51% / 49% 50% / 50% 47% / 53% 48% / 52% Percentage of fixed, match funded (3) 74.5% 74.7% 55.2% 49.4% 71.0% Percentage of loans 60+ days delinquent (4) 6.6% 6.1% 6.3% 4.5% 5.1% Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021

10 • Originations of $1.1 billion • Recapture rates of 28% • Average margin of 107 bps for the quarter, leveling off at 93 bps at quarter end 1. $ in millions. Represents activity during the quarter. CURRENT QUARTER HIGHLIGHTS MSR PORTFOLIO (UPB IN $ BILLIONS) $8.7 $9.1 $9.5 $9.9 $10.4 $7.5 $8.0 $8.5 $9.0 $9.5 $10.0 $10.5 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 SEGMENT SNAPSHOT Residential Mortgage Banking Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 Fair Value ($mm) $73.6 $74.4 $76.8 $98.5 $100.8 Portfolio Metrics (quarterly activity) Unpaid principal balance (1) $ 1,192.9 $ 1,184.9 $ 1,179.4 $ 1,240.1 $ 1,071.6 % of Originations - Purchased 37.4% 44.3% 41.3% 37.9% 55.7% % of Originations - Refinanced 62.6% 55.7% 58.7% 62.1% 44.3% Channel - % Correspondent 32.6% 38.0% 37.0% 37.3% 37.1% Channel - % Retail 49.9% 45.9% 45.3% 47.7% 48.1% Channel - % Wholesale 17.5% 16.1% 17.7% 15.0% 14.8% Unpaid principal balance (1) $ 1,150.6 $ 1,172.9 $ 1,203.1 $ 1,193.2 $ 1,101.8 % of UPB - Fannie/ Freddie securitizations 78.8% 77.8% 79.4% 80.2% 79.0% % of UPB - Ginnie Mae securitizations 20.2% 22.2% 20.3% 18.7% 19.5% % of UPB - Other investors 1.0% 0.0% 0.3% 1.1% 1.5% Q1 2021 Q2 2021 Originations Sales Q2 2020 Q3 2020 Q4 2020

11 Diversified, Complementary, & Scalable Platforms 13% 14% 31% 1% 34% 7% Acquisitions SBC Originations - Fixed rate SBC Originations - Bridge SBC Originations - Freddie Mac Small Business Lending Residential Mortgage Banking PORTFOLIO BREAKDOWN1 REVENUE BREAKDOWN2 $13,191 $4,376 $18,670 $8,672 $41,676 $14,254 $0 $5,000 $10,000 $15,000 $20,000 $25,000 $30,000 $35,000 $40,000 $45,000 Acquisitions SBC Originations - Fixed rate SBC Originations - Bridge SBC Originations - Freddie Mac Small Business Lending Residential Mortgage Banking 1. Assets include loans, MBS, servicing assets, JV investments, real estate owned, and purchased future receivables. 2. Based on QTD Distributable Earnings. Distributable earnings includes interest income, accretion of discount, MSR creation, income from unconsolidated joint ventures, realized gains (losses) on loans held for sale, unrealized gains (losses) on loans held for sale and servicing income net of interest expense and amortization of deferred financing costs on an annualized basis.

12 Loan Portfolio Composition 12 1. As a percent of unpaid principal balance 2. Excludes loans held-for-sale, at fair value COLLATERAL TYPE SBA COLLATERAL TYPE LIEN POSITION 19% 13% 8% 6% 4% 50% Lodging Offices of Physicians Child Day Care Services Eating Places Gasoline Service Stations Other 31% 16% 14% 13% 12% 14% Multi-family Retail SBA Office Mixed Use Other GEOGRAPHIC LOCATION 19% 14% 7% 11% 6% 43% California Texas Florida New York Georgia Other 99.3% 0.7% First Mortgage Subordinated Mortgage As of June 30, 20211, 2

13 Current Expected Credit Losses • Total ending Q2 2021 allowance reserves of $50.0 million representing 1.0% of the total loan balance • Incremental reserves of $4.0 million across our loan portfolios during the quarter: • Acquired loans: Net reserves remained consistent quarter-over-quarter. • Small Business loans (7(a)): Net reserves remained consistent quarter-over-quarter. • Originated Fixed Rate loans: Net reserves remained consistent quarter-over-quarter. • Originated Transitional loans: Increase in pooled reserves attributable to new loan originations in Q2.

14 Loan Portfolio – Risk Rating BUCKET 1: Very Low Risk of Loss: New origination or current with strong credit metrics (LTV/DSCR/DY). No expected losses. BUCKET 2: Low Risk of Loss: Current with maturity > 6 months. Lower credit metrics with possibility of inclusion on CREFC watchlist. No expected losses. BUCKET 3: Medium Risk of Loss: Current with near term maturities or in forbearance. Loss unlikely with no specific reserves booked. BUCKET 4: Higher Risk: Loan delinquent or in maturity default. Potential issues with sponsor or business plans. Minimal losses possible and adequately reserved in current period. BUCKET 5: Highest risk: Loan in default or special servicing. Specific losses identified and adequately reserved for in current period. 47% 35% 8% 5% 5% CREDIT QUALITY INDICATORS 1. Commercial real estate portfolio only 2. As a percent of unpaid principal balance 3. Excludes loans held-for-sale, at fair value CRITERIA As of June 30, 20211, 2, 3

17% 18% 18% 16% 13% 2% 3% 2% 3% 3% 1% 1% 7% 7% 7% 7% 6% 27% 26% 30% 44% 49% 46% 46% 42% 30% 28% Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 Funding Mix Securitized debt oblications Credit faciities and repurchase agreements Senior secured notes and Corporate debt Convertible senior notes Preferred Equity Common Stockholders Equity 15 Capital Structure • Current cash and available liquidity of $428 million • Closed $232 million acquired SBC loan securitization at a 79.8% advance rate and a weighted average cost of 1.6% • Issued new Series E Cumulative Redeemable 6.50% Preferred Stock securities to redeem Series B 8.625% and Series D 7.625% Cumulative Preferred Stock HISTORICAL CAPITAL STRUCTURE LIQUIDITY UPDATE Total Debt & Eqty ($M) $4,648 $4,502 $4,553 $7,312 $8,213 Convertible Notes $ 115.0 7.0% 7.0% Senior Secured Notes $ 180.0 7.5% 7.0% Baby Bonds $ 305.5 5.9% 5.9% Junior Subordinated Notes $ 36.3 3.3% 3.3% Series B Preferred Stock $ 48.0 8.6% 8.6% Series C Convertible Prefer $ 8.4 6.3% 6.3% Series D Preferred Stock $ 50.3 7.6% 7.6% Series E Preferred Stock $ 115.0 6.5% 6.5% Total $ 858.4 6.6% 6.5% As of June 30, 2021 Principal Balance Coupon YTM Corporate Financing ($ in millions)

16 Financing and Leverage 2.1x 2.0x 2.2x 2.3x 1.8x 4.7x 4.5x 4.5x 5.1x 5.4x 0.0 1.0 2.0 3.0 4.0 5.0 6.0 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 Recourse Total HISTORICAL LEVERAGE $ in millions Total debt-to-equity ratio Secured borrowings (warehouse credit facilities and borrowings under repo transactions) $ 1,568 Secured borrowings (ANH warehouse credit facilities and borrowings under repo transactions) 135 Paycheck Protection Program Liquidity Fund 2,287 Securitized debt obligations 2,309 Senior secured notes and corporate bonds 513 Convertible notes 113 Total debt $ 6,925 Total stockholders' equity $ 1,280 Total debt-to-equity ratio 5.4 Total recourse debt-to-equity ratio Total debt $ 6,925 Less: Securitized debt obligations (2,309) Less: Paycheck Protection Program Liquidity Fund (2,287) Total recourse debt $ 2,329 Total stockholders' equity $ 1,280 Total recourse debt-to-equity ratio 1.8 June 2021

Credit and Repurchase Facilities

$ in thousands Lender	Asset Class	Maturity	Pricing	Facility Size	Carrying Value	Available Capacity
Borrowings under credit facilities						
JPMorgan	Acquired loans, SBA loans	July 2021 (2)	1M L + 2.5% to 2.875%	$ 200,000	$ 42,488	$ 157,512
Keybank	Freddie Mac loans	February 2022	SOFR + 1.41%	100,000	36,533	63,467
East West Bank	SBA loans	October 2022	Prime - 0.821% to + 0.00%	50,000	41,581	8,419
Credit Suisse(1)	Acquired loans (non USD)	December 2021	Euribor + 2.50% to 3.00%	237,160	43,554	193,606
GMFS facilities	Residential loans	Aug-2021 - Nov-2021	Various	395,000	270,560	124,440
GMFS - MSR	Residential MSRs	September 2023	1M L + 2.50%	50,000	21,400	28,600
Other - various	Various	Oct-2023 - Aug-2050	Various	172,770	23,391	149,379
Total borrowings under credit facilities				**$ 1,204,930**	**$ 479,507**	**$ 725,423**
Borrowings under repurchase agreements						
Citibank	Fixed rate, Transitional, Acquired loans	October 2021	1M L + 2.50% to 3.25%	$ 500,000	$ 66,184	$ 433,816
Deutsche Bank	Fixed rate, Transitional loans	November 2021	3M L + 2.00% to 2.40%	350,000	187,050	162,950
Credit Suisse	Fixed rate, Transitional, Acquired loans	May 2022	1M L + 2.00% to 2.35%	500,000	7,607	492,393
Credit Suisse	Residential loans	July 2021 (3)	L + 3.00%	100,000	70,570	29,430
JPMorgan	Transitional loans	November 2022	1M L + 2.00% to 2.75%	600,000	571,516	28,484
Performance Trust	Acquired loans	March 2024	1M T + 2.00%	123,000	35,625	87,375
Various	MBS	July-2021(2) Oct-2021	Various	284,975	284,975	-
Total borrowings under repurchase agreements				**$ 2,457,975**	**$ 1,223,527**	**$ 1,234,448**
Total Secured Borrowings				**$ 3,662,905**	**$ 1,703,034**	**$ 1,959,871**

1. Commitment size is €200.0 million and has been converted for purposes of this disclosure.
2. The Company subsequently extended the agreement pursuant to an amendment with an updated maturity of August 2021
3. The Company subsequently extended the agreement pursuant to an amendment with an updated maturity of September 2021

17

Financial Snapshot

READY CAPITAL.

($ in thousands, except per share data)

Investment Type	Average Carrying Value[(1)]	Gross Yield[(2)]	Average Debt Balance	Debt Cost [(3)]	Levered Yield
Loan Acquisitions	$ 1,438,039	5.8%	$ 996,188	3.0%	11.9%
SBC Originations	$ 3,387,614	6.2%	$ 2,484,025	3.4%	14.0%
Small Business Lending	$ 255,381	35.4%	$ 170,860	3.8%	99.2%
Total	**$ 5,081,034**	**7.6%**	**$ 3,651,073**	**3.3%**	**18.4%**

Book Equity Value Metrics		
Common Stockholders' equity	$	1,059,907
Common Stockholders' equity (adjusted)[(5)]	$	1,059,053
Total Common Shares outstanding		71,231,422
Net Book Value per Common Share	$	14.88
Adjusted Net Book Value per Common Share	$	14.87

Loan Portfolio Metrics [(4)]	
% Fixed vs Floating Rate	34% / 66%
% Originated vs Acquired	78% / 22%
Weighted Average LTV - SBC originations	70%
Weighted Average LTV - SBA	81%
Weighted Average LTV - Acquired	41%

Q2 2021 Earnings Data Metrics		
Net income (loss) | Distributable earnings	$30,904 |	$41,428
Earnings per share - Basic and diluted	$	0.38
Distributable Earnings per Common Share	$	0.52
Return on Equity per Common Share		10.0%
Distributable Return on Equity per Common Share		13.8%
Dividend Yield [(6)]		10.6%

Servicing Portfolio Metrics		
SBA servicing rights - UPB	$	729,071
SBA servicing rights- carrying value	$	19,721
Freddie Mac servicing rights - UPB	$	1,802,187
Freddie Mac servicing rights - carrying value	$	24,724
Residential servicing rights - UPB	$	10,373,511
Residential servicing rights - carrying value	$	100,820

1. Average carrying value includes average quarterly carrying value of loan and servicing asset balances
2. Gross yields include interest income, accretion of discount, MSR creation, income from our unconsolidated joint venture, realized gains (losses) on loans held for sale, unrealized gains (losses) on loans held for sale and servicing income net of interest expense and amortization of deferred financing costs on an annualized basis.
3. The Company finances the assets included in the Investment Type through securitizations, repurchase agreements, warehouse facilities and bank credit facilities. Interest expense is calculated based on interest expense and deferred financing amortization for the quarter ended 6/30/2021 on an annualized basis.
4. Excludes loans, held for sale, at fair value
5. Excludes the equity component of our 2017 convertible note issuance.
6. Q2 Dividend yield for the period based on the 06/30/2021 closing share price of $15.87

18

APPENDIX Additional Financial Information

Balance Sheet by Quarter

READY CAPITAL.

(In Thousands)	6/30/2020	9/30/2020	12/31/2020	3/31/2021	6/30/2021
Assets					
Cash and cash equivalents	$ 257,017	$ 149,847	$ 138,975	$ 308,428	$ 200,723
Restricted cash	91,539	46,204	47,697	62,961	57,118
Loans, net	1,432,807	1,286,935	1,550,624	1,611,826	2,222,284
Loans, held for sale, at fair value	297,669	348,719	340,288	473,078	470,184
Payment protection program loans, net	105,248	106,204	74,931	1,292,808	2,178,586
Mortgage backed securities, at fair value	75,411	90,427	88,011	682,948	260,110
Loans eligible for repurchase from Ginnie Mae	186,197	237,542	250,132	221,464	173,437
Investment in unconsolidated joint ventures	53,939	69,204	79,509	75,048	86,994
Purchased future receivables, net	27,190	16,659	17,308	13,240	7,213
Derivative instruments	19,037	20,849	16,363	12,529	6,600
Servicing rights	107,761	110,045	114,663	138,941	145,265
Real estate, held for sale	47,009	45,063	45,348	73,454	71,267
Other assets	103,701	98,614	89,503	151,503	120,214
Assets of consolidated VIEs	2,761,655	2,691,198	2,518,743	2,898,727	2,976,897
Total Assets	**$ 5,460,932**	**$ 5,317,510**	**$ 5,372,095**	**$ 8,016,955**	**$ 8,976,892**
Liabilities					
Secured borrowings	1,253,895	1,071,616	1,294,243	2,064,785	1,703,034
Paycheck Protection Program Liquidity Facility (PPPLF) borrowings	—	105,005	76,276	1,132,536	2,286,624
Securitized debt obligations of consolidated VIEs, net	2,140,009	2,059,114	1,905,749	2,211,923	2,309,217
Convertible notes, net	111,581	111,855	112,129	112,405	112,684
Senior secured notes and Corporate debt, net	329,868	330,230	330,648	513,061	513,494
Guaranteed loan financing	436,532	421,183	401,705	386,036	363,955
Liabilities for loans eligible for repurchase from Ginnie Mae	186,197	237,542	250,132	221,464	173,437
Derivative instruments	9,106	7,774	11,604	4,403	3,717
Dividends payable	14,524	16,934	19,746	9,631	33,968
Accounts payable and other accrued liabilities	166,174	132,087	135,655	162,465	180,018
Total Liabilities	**$ 4,647,886**	**$ 4,493,340**	**$ 4,537,887**	**$ 6,818,709**	**$ 7,680,148**
Preferred stock Series C	—	—	—	19,494	8,361
Stockholders' Equity					
Preferred stock Series B and D	—	—	—	98,241	209,619
Common stock	5	5	5	7	7
Additional paid-in capital	854,222	846,960	849,541	1,088,512	1,090,162
Retained earnings	(49,755)	(31,779)	(24,203)	(20,027)	(23,105)
Accumulated other comprehensive loss	(9,876)	(9,916)	(9,947)	(7,042)	(7,157)
Total Ready Capital Corporation equity	794,596	805,270	815,396	1,159,691	1,269,526
Non-controlling interests	18,450	18,900	18,812	19,061	18,857
Total Stockholders' Equity	**$ 813,046**	**$ 824,170**	**$ 834,208**	**$ 1,276,993**	**$ 1,288,383**
Total Liabilities and Stockholders' Equity	**$ 5,460,932**	**$ 5,317,510**	**$ 5,372,095**	**$ 8,016,955**	**$ 8,976,892**
Adjusted Book Value per Share	**$ 14.46**	**$ 14.84**	**$ 14.98**	**$ 14.89**	**$ 14.87**

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21 Statement of Income by Quarter (1) Certain balances have been reclassified to match current period presentation (In thousands, except share data) Interest income $ 63,211 $ 61,074 $ 64,810 $ 73,371 $ 103,047 Interest expense   (43,408)   (43,823)   (41,319)   (50,761)   (55,415) Net interest income before provision for loan losses $ 19,803 $ 17,251 $ 23,491 $ 22,610 $ 47,632 Recovery of (provision for) loan losses   591   4,231   258   8   (5,517) Net interest income after (provision for) recovery of loan losses $ 20,394 $ 21,482 $ 23,749 $ 22,618 $ 42,115 Non-interest income Residential mortgage banking activities $ 80,564 $ 75,524 $ 59,963 $ 41,409 $ 36,690 Net realized gain on financial instruments and real estate owned 7,438 7,507 9,795 8,846 17,183 Net unrealized gain (loss) on financial instruments (13,744) 3,420 (4,339) 20,996 4,612 Servicing income, net of amortization and impairment   8,982   10,115   11,401   15,635   11,928 Income on purchased future receivables, net 5,586 4,848 1,794 2,317 2,779 Income (loss) on unconsolidated joint ventures 507 1,996 3,439 (809) 3,361 Other income   31,594   4,496   1,353   571   (688) Total non-interest income $ 120,927 $ 107,906 $ 83,406 $ 88,965 $ 75,865 Non-interest expense Employee compensation and benefits $ (27,288) $ (27,612) $ (18,084) $ (22,777) $ (24,270) Allocated employee compensation and benefits from related party   (1,250)   (2,250)   (2,250)   (2,123)   (3,299) Variable expenses on residential mortgage banking activities (36,446) (30,918) (27,016) (15,485) (21,421) Professional fees   (1,919)   (4,158)   (4,728)   (2,982)   (2,872) Management fees – related party   (2,666)   (2,714)   (2,741)   (2,693)   (2,626) Incentive fees – related party   (3,506)   (1,134)   (1,333)   —   (286) Loan servicing expense   (10,327)   (8,231)   (6,734)   (6,104)   (6,851) Merger related expenses (11) (6) — (6,307) (1,266) Other operating expenses   (17,745)   (10,448)   (12,442)   (15,484)   (17,190) Total non-interest expense $ (101,158) $ (87,471) $ (75,328) $ (73,955) $ (80,081) Income (loss) before provision for income taxes $ 40,163 $ 41,917 $ 31,827 $ 37,628 $ 37,899 Income tax (provision) benefit   (5,500)   (6,554)   (4,268)   (8,681)   (6,995) Net income (loss) $ 34,663 $ 35,363 $ 27,559 $ 28,947 $ 30,904 Less: Dividends on preferred stock — — — 281 3,224 Less: Net income (loss) attributable to non-controlling interest   810   805   648   659   444 Net income (loss) attributable to Ready Capital Corporation $ 33,853 $ 34,558 $ 26,911 $ 28,007 $ 27,236 Earnings (loss) per common share - basic $ 0.62 $ 0.63 $ 0.49 $ 0.49 $ 0.38 Earnings (loss) per common share - diluted $ 0.62 $ 0.63 $ 0.49 $ 0.49 $ 0.38 Weighted-average shares outstanding - Basic 53,980,451 54,626,995 54,338,209 56,817,632 71,221,806 Weighted-average shares outstanding - Diluted 54,013,958 54,704,611 54,420,064 56,843,448 71,385,603 Dividends declared per share of common stock $ 0.25 $ 0.30 $ 0.35 $ 0.40 $ 0.42 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021

Distributable Earnings Reconciliation by Quarter

READY CAPITAL.

(In thousands, except share data)	Q2 2020	Q3 2020	Q4 2020	Q1 2021	Q2 2021
Net Income	**$ 34,663**	**$ 35,363**	**$ 27,559**	**$ 28,947**	**$ 30,904**
Reconciling items:					
Unrealized (gain) loss on mortgage servicing rights	$ 12,044	$ 4,688	$ 4,087	$ (15,356)	$ 4,699
Change in CECL reserve on accrual loans	(5,076)	(7,248)	(3,587)	(29)	4,035
Non-recurring REO impairment	106	(114)	445	—	510
Merger transaction costs and other non-recurring expenses	967	998	1,323	7,263	2,971
Unrealized loss on mortgage-backed securities	(45)	—	—	—	—
Unrealized loss on de-designated cash flow hedges	—	—	—	—	—
Total reconciling items	$ 7,996	$ (1,676)	$ 2,268	$ (8,122)	$ 12,215
Distributable earnings before income taxes	**$ 42,659**	**$ 33,687**	**$ 29,827**	**$ 20,825**	**$ 43,119**
Income tax adjustments	(3,436)	(1,561)	(1,023)	3,883	(1,691)
Distributable earnings	**$ 39,223**	**$ 32,126**	**$ 28,804**	**$ 24,708**	**$ 41,428**
Less: Distributable earnings attributable to non-controlling interests	$ 917	$ 731	$ 677	$ 563	$ 595
Less: Income attributable to participating shares	285	339	305	376	392
Less: Dividends on preferred stock	—	—	—	281	3,224
Distributable earnings attributable to Common Stockholders	**$ 38,021**	**$ 31,056**	**$ 27,822**	**$ 23,488**	**$ 37,217**
Distributable earnings per share	**$ 0.70**	**$ 0.57**	**$ 0.51**	**$ 0.41**	**$ 0.52**
Weighted average common shares outstanding	**53,980,451**	**54,626,995**	**54,338,209**	**56,817,632**	**71,221,806**

The Company believes that this non-U.S. GAAP financial information, in addition to the related U.S. GAAP measures, provides investors greater transparency into the information used by management in its financial and operational decision-making, including the determination of dividends. However, because Distributable Earnings is an incomplete measure of the Company's financial performance and involves differences from net income computed in accordance with U.S. GAAP, it should be considered along with, but not as an alternative to, the Company's net income computed in accordance with U.S. GAAP as a measure of the Company's financial performance. In addition, because not all companies use identical calculations, the Company's presentation of Distributable Earnings may not be comparable to other similarly-titled measures of other companies.

We calculate Distributable earnings as GAAP net income (loss) excluding the following:

i) any unrealized gains or losses on certain MBS
ii) any realized gains or losses on sales of certain MBS
iii) any unrealized gains or losses on Residential MSRs
iv) any unrealized gains or losses resulting from a change in CECL impairment reserves on accrual loans
v) one-time non-recurring gains or losses, such as gains or losses on discontinued operations, bargain purchase gains, or merger related expenses

In calculating Distributable Earnings, Net Income (in accordance with U.S. GAAP) is adjusted to exclude unrealized gains and losses on MBS acquired by the Company in the secondary market but is not adjusted to exclude unrealized gains and losses on MBS retained by Ready Capital as part of its loan origination businesses, where the Company transfers originated loans into an MBS securitization and the Company retains an interest in the securitization. In calculating Distributable Earnings, the Company does not adjust Net Income (in accordance with U.S. GAAP) to take into account unrealized gains and losses on MBS retained by us as part of the loan origination businesses because the unrealized gains and losses that are generated in the loan origination and securitization process are considered to be a fundamental part of this business and an indicator of the ongoing performance and credit quality of the Company's historical loan originations. In calculating Distributable Earnings, Net Income (in accordance with U.S. GAAP) is adjusted to exclude realized gains and losses on certain MBS securities considered to be non-distributable. Certain MBS positions are considered to be non-distributable due to a variety of reasons which may include collateral type, duration, and size. In 2016, the Company liquidated the majority of its MBS portfolio from distributable earnings to fund recurring operating segments.

In addition, in calculating Distributable Earnings, Net Income (in accordance with U.S. GAAP) is adjusted to exclude unrealized gains or losses on residential MSRs, held at fair value. The Company treats its commercial MSRs and residential MSRs as two separate classes based on the nature of the underlying mortgages and the treatment of these assets as two separate pools for risk management purposes. Servicing rights relating to the Company's small business commercial business are accounted for under ASC 860, Transfer and Servicing, while the Company's residential MSRs are accounted for under the fair value option under ASC 825, Financial Instruments. In calculating Distributable Earnings, the Company does not exclude realized gains or losses on either commercial MSRs or residential MSRs, held at fair value, as servicing income is a fundamental part of Ready Capital's business and is an indicator of the ongoing performance.

To qualify as a REIT, the Company must distribute to its stockholders each calendar year at least 90% of its REIT taxable income (including certain items of non-cash income), determined without regard to the deduction for dividends paid and excluding net capital gain. There are certain items, including net income generated from the creation of MSRs, that are included in distributable earnings but are not included in the calculation of the current year's taxable income. These differences may result in certain items that are recognized in the current period's calculation of distributable earnings not being included in taxable income, and thus not subject to the REIT dividend distribution requirement until future years.

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